SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                                  1940 Act File No.811-8408

                                    FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /_/
                        Pre-Effective Amendment No. __                       /_/

                        Post-Effective Amendment No. 6                     /X/
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /_/

                               Amendment No.                                /X/

                             EAST END MUTUAL FUNDS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              736 West End Avenue, Ste. 3A, New York, NY       10025
               (Address of Principal Executive Offices)       (Zip Code)

       Registrant's Telephone Number,  including Area Code:(212)666-0289
       Copy to:       Aristides M. Matsis, President
                      East End Mutual Funds, Inc.
           736 West End Avenue, Ste. 3A, New York, NY 10025
                  --------------------------------------
                     (Name and Address of Agent for Service)
              It is proposed that this filing will become effective:

             /_/ immediately upon filing pursuant to paragraph (b)
             / /  on           pursuant to paragraph (b)
             / / 60 days after filing pursuant to paragraph (a)(1) /_/ on (date) pursuant to paragraph (a)(1)
             /_/ 75 days after filing pursuant to paragraph (a)(2) /x/ on (date) pursuant to paragraph (a)(2) of Rule 485.

     [If appropriate, check the following box:]

     /_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             PROSPECTUS & APPLICATIONS
                                 November 3 ,2000

 East End Mutual Funds, Inc.
 736 West End Avenue, Ste. 3A
 New York, New York 10025

                 INVESTING IN GROWTH COMPANIES FOR THE LONG TERM
                     THE FUND SEEKS CAPITAL APPRECIATION BY
                        INVESTING IN COMMON STOCKS.
                   -------------------------------------------
                   FOR ASSISTANCE IN COMPLETING AN APPLICATION
                   OR QUESTIONS REGARDING SHAREHOLDER ACCOUNTS
                                 (877) 309-6565
                   -------------------------------------------
          As with all mutual funds, the Securities and Exchange Commission does not determine if the information contained in this prospectus is truthful or complete nor has it approved or disapproved any securities offered in this prospectus. Anyone who tells you otherwise is committing a crime.

                                 TABLE OF CONTENTS
                        WHY YOU SHOULD READ THIS PROSPECTUS
      Reading the prospectus will help you to decide whether East End Mutual
      Funds, Inc. Capital Appreciation Seriesis the right investment for you. It allows you to compare the Fund's objective, principal strategies, principal risks, performance and fees and expenses with other mutual funds. Please keep it for future reference.

      INFORMATION ABOUT THE FUND
              OBJECTIVE ...................................  1
              PRINCIPAL STRATEGIES ........................  1
              PRINCIPAL RISKS .............................  1
              PERFORMANCE .................................  2
              FEES AND EXPENSES ...........................  3

      ADDITIONAL INVESTMENT STRATEGIES ....................  4

      ACCOUNT INFORMATION
              DETERMINING SHARE PRICE .....................  5
              PURCHASING SHARES ...........................  5
              SELLING SHARES ..............................  7
              SPECIAL INVESTOR SERVICES ...................  8

      DIVIDENDS AND TAXES
              DIVIDENDS AND DISTRIBUTIONS .................  9
              TAX CONSEQUENCES ............................  9

      MANAGING THE FUND
              PORTFOLIO TURNOVER .......................... 10
              DISTRIBUTION AND SERVICE PLANS .............. 10

      FINANCIAL HIGHLIGHTS ................................ 11

      THE POWER OF AUTOMATIC INVESTING .................... 12

      APPLICATIONS
              ACCOUNT APPLICATION ......................... 13
              IRA APPLICATION ............................. 15
              EDUCATION IRA APPLICATION ................... 17
              IRA TRANSFER APPLICATION .................... 19
              EDUCATION IRA TRANSFER APPLICATION .......... 20
              PAYROLL DEDUCTION PLAN APPLICATION .......... 21

The Fund is not a complete investment program, but may serve to diversify other types of investments in your portfolio.

INFORMATION ABOUT THE FUND


OBJECTIVE

      The Fund's investment objective is capital appreciation.

PRINCIPAL STRATEGIES

      To achieve its objective, the Fund invests primarily in the common stocks of medium to large sized companies 5 to 100 billion in capitalization that are traded on national security exchanges, New York Stock Exchange, National Association of Securities Dealers and American Stock Exchange. Up to 25% of the Fund's net assets may be invested in foreign securities that are traded on U.S. exchanges. When deciding which securities to buy the Fund considers:

   o the above average growth prospects of existing products and new product development or introduction
   o the economic outlook of the industry
   o the price of the security and its estimated fundamental value
   o relevant market, economic and political environments.

     The Fund invests in individual companies for the long term. It buys stocks of companies that it believes:

   o are profitable and leaders in their industry
   o have distinct products and services which address substantial markets
   o can grow annual earnings by at least 20% for the next three to five years
   o have proven management.

  Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals or the long-term prospects are poor. A bottoms up approach is used and the Manager does not consider the high/lows of the market when making purchases.

PRINCIPAL RISKS

  The Fund cannot eliminate risk or assure achievement of its objective and you may lose money on your investment in the Fund.

  The Fund is subject to "management" and "market" risks. Management risk means the Fund's strategy may not produce the expected results, causing losses. Market risk is when the price of a security moves down in response to general market and economic conditions or from the activities of the individual company.

  Since the Fund invests mostly in medium to large capitalized companies its share price may fluctuate more than the share price of funds primarily invested in large companies. These companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

Investment Strategy
--------------------------------------------------------------------------
East End Investment Management Company, the Fund's investment advisor, uses a bottom up approach to portfolio management. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. this hands-on-approach means that in addition to sophisticated computer analysis, seeks to develop a thorough knowledge of the dynamics of the businesses in which the Fund invests.
--------------------------------------------------------------------------

      In addition, there are risks associated with investing in foreign countries. Since foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio could be affected by currency exchange rates and exchange control regulations. Other risks include:
      o seizure, expropriation or nationalization of a company's assets
      o less publicly available information and differing regulations and standards
      o the impact of political, social or economic instability, or diplomatic events
      o securities that are less liquid and harder to value than those of a U.S. issuer.

      As a result of these risks, the Fund may be more volatile than a fund investing solely in U.S. companies. These risks may be greater if the Fund invests in developing countries.

PERFORMANCE

      The information below shows the Fund's performance for the life of the Fund, October 2, 1995 through December 31, 1999. Year-by-year returns show how the Fund's performance has varied by illustrating its volatility for each full calendar year for the past four years and is intended to to show risks of investing in the Fund.These returns include reinvestment of all dividends and capital gain distributions, and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31,


       1996               9.03%
       1997               4.62%
       1998               3.38%
       1999              78.22%

Best quarter: 60.1% (3rd.quarter 1999)
Worst quarter: -24.2% (3rd quarter 1998)
Year to date: 121.4% (1/1/00 thru 9/30/00)

          EAST END CAPITAL APPRECIATION
            1996   1997    1998    1999
     80%                          78.22%
     70%
     60%
     50%
     40%
     30%
     20%
     10%    9.03%  4.62%    3.38%
      0%
    -10%


                      BAR CHART AND TABLE OF RISK PERFORMANCE


                  AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999
                      INCEPTION DATE OF FUND OCTOBER 2, 1995
                                              1 YEAR   LIFE OF FUND
                                             ---------------------
              EAST END CAPITAL APPRECIATION   78.22%      16.82%
                        RUSSELL 2000          21.26%      16.69%

      Average annual total return measures Fund performance over time. The Fund's average annual return is compared with the Russell 2000 Index. While the Fund does not seek to match the returns of the Russell 2000, this Index is recognized as a good indicator of medium to large company stock performance. You may not invest in the Russell 2000, and unlike the Fund, does not incur fees or charges and the Fund's performance figures reflect this while the Russell 2000 Index does not.

                              FEES AND EXPENSES

      This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


      As a Fund shareholder, you do not pay any sales charges or exchange fees. Annual expenses can vary from year-to-year. These fees are for the year ended December 31, 1999.

                              SHAREHOLDER FEES
                     (fees paid directly from your investment)

                     Annual Fund Operating Expenses
                     (expenses that are deducted from Fund assets)

                     Management fee                                    1.00 %
                     Distribution (12b-1) fee (1)                      0.00 %
                     Other expenses                                    0.81 %
                     Total Annual Fund Operating Expenses (2)          1.81 %



   (1) Maximum distribution fee is 0.05% of net assets.

   (2) The manager East End Investment Management Company has agreed to voluntarily limit fund expenses to 2% of net assets.

EXAMPLE COSTS
      The following example allows you to compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. This example is based on the following assumptions:

      o $10,000 initial investment o 5% total return for each year
      o total annual Fund operating expenses remain the same for each period
      o selling shares at the end of each period.

Your actual costs may be higher or lower, so use this example for comparison only. Based on this information your costs at the end of each period would be:

      Understanding Costs
      -----------------------------------------------------------------------
      Costs are an important consideration in choosing a mutual fund. That's because you pay the costs of operating the fund. These costs can erode a substantial portion of the capital appreciation the fund achieves. Even seemingly small differences in expenses can, over time have an effect on the fund's performance.
      -----------------------------------------------------------------------

                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
                        --------------------------------------------
                          $189       $585      $1,006       $2,167

      ADDITIONAL INVESTMENT STRATEGIES
- ---------------------------------------------------------------------------

      In seeking to meet its investment objective, the Fund may invest in other types of securities and employ certain investment practices. These securities and investment practices offer certain opportunities and carry various risks.

      When a warrant is issued by a company it entitles the holder to buy the company's common stock at a set price during a stated period of time. The Fund may lose money on a warrant if the price of the underlying security declines or if the warrant expires before it is exercised.

      The Fund has a securities lending program. The Fund may loan up to 25% of its total assets, in the form of its portfolio securities, to unaffiliated broker-dealers, banks or other recognized institutional borrowers. No loans are made without equivalent collateral. The Fund lends its portfolio securities to generate additional income. The primary risk in lending securities is the default of a borrower. If the borrower defaults there could be a deficiency in the collateral posted by the borrower. This risk is minimized by computing the value of the loaned securities each day. If the value of the security increases, additional collateral is provided by the borrower.

      Investing defensively
      ------------------------------------------------------------------------
      In response to unfavorable market, economic or political conditions, the fund may temporarily invest 50% of its assets in cash, U.S. government securities, certificates of deposit or high grade debt securities for defensive purposes. For this purpose, high grade means major rating services like Standard & Poor's ratings group or Moody's Investors Service Inc. have rated the securities within their two highest quality grades. Although the fund would do this to avoid losses, these measures may hurt the fund's efforts to achieve its objective.
      ------------------------------------------------------------------------

ACCOUNT INFORMATION
- ----------------------------------------------------------------------------

DETERMINING SHARE PRICE

      The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV).

      NAV is calculated at the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. New York time) each day the Exchange is open. NAV is not calculated on days the Exchange is closed. For a purchase, redemption or exchange of Fund shares, your price is the next calculated NAV after your request is received in good order by the Fund.
      To receive a specific day's price, your request must be received before the close of the Exchange on that day.

      When the Fund calculates share price, it values its securities at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures adopted by the Directors.

PURCHASING SHARES

      You pay no sales charge to purchase shares of the Fund. Purchases are made at NAV. If the Fund or the Fund's transfer agent receives, in proper form, your check, wire or electronic transfer after 4:00 p.m. Eastern time, your transaction is not processed until the next business day.


- ---------------------------------------------------------------------------
[CAPTION]
   TYPE OF ACCOUNT    MINIMUM INITIAL INVESTMENT  MINIMUM ADDITIONAL INVESTMENT
- ---------------------------------------------------------------------------

    REGULAR ACCOUNTS

      By Mail                    $1,000                      $  250



    IRAs
      By Mail                    $1,000                      $  250

- ---------------------------------------------------------------------------


              Value of Investments + Cash and Other Assets - Liabilities
    NAV =       ----------------------------------------------------
                        Total Number of Shares Outstanding

CALCULATING NAV
      -----------------------------------------------------------------------
      The share price for the fund is determined by adding the value of the incestments, cash and other assets, deducting liabilities, and then dividing that value by the total number of shares outstanding.
      -----------------------------------------------------------------------

      PAYING FOR FUND SHARES
      -----------------------------------------------------------------------
      Purchases must be made by check Federal Reserve Draft, or other negotiable bank draft, payable in U.S. dollars and drawn on U.S. banks. a charge is imposed on any returned checks.
      -----------------------------------------------------------------------

      Broker-dealers, financial planners, registered investment advisers, banks or other institutions may impose investment minimums higher than those imposed by the Fund. They may also charge for their services. There are no charges if you purchase your shares directly from the Fund.

      The Fund has the right to reject any purchase order, or limit or suspend the offering of its shares. Additionally, the Fund may discontinue the acceptance of telephone orders without notice and waive minimum purchase requirements at any time. Third party checks are not accepted.



- ----------------------------------------------------------------------------
          OPENING AN ACCOUNT                      ADDING TO AN ACCOUNT
             By Mail
 o  Complete and sign the application          Make check payable to:
 o  Make your check payable to:                East End Mutual Funds,Inc.
 o  Mail application and check to:          o  Mail check with the stub from
                                               your shareholder statement to:
                           East End Mutual Funds, Inc.
                           736 West End Avenue, Ste. 3A
                           New York, New York 10025

                               Through others
o  Contact your financial professional or broker-dealer.

- ---------------------------------------------------------------------------

SELLING SHARES

      You may sell shares of the Fund on any day it is open for business. Redemption requests received before 4:00 p.m. Eastern time will be made at that day's NAV. No redemption request will be processed until your shares have been paid for in full. If you pay for shares by check, payment may take up to 15 days to clear from the date of purchase.


-----------------------------------------------------------------------------

                                    SELLING SHARES

                                      By mail

     o  Make the election on the application or in writing;
     o Include shareholder name, tax identification number or Social Security number and account number,the dollar value or number of shares to be redeemed, signature guarantee, along with other supporting documents.
     o Sign the request exactly as the shares are registered. Mail to the address above.

                  Through your Broker Dealer, professional advisor

     o  Contact your financial professional or broker-dealer.

- ---------------------------------------------------------------------------



REDEMPTION PROCEEDS

      Once your redemption request has been received in "proper form," shares will be redeemed at the next determined NAV. "Proper form" means that the Fund has received your account application, all shares are paid for, and all documentation along with any required signature guarantees. Payment will be made by check to the address of record unless otherwise specified on the letter of instruction, generally no later than the third business day after the valuation date.

SIGNATURE GUARANTEES

      The Fund uses signature guarantees to protect you and the Fund from possible fraudulent requests for redeemed shares. Your redemption request must be accompanied by a signature guarantee. Additionally, a signature guarantee is required if your address has changed within 30 days of your redemption request. Signature guarantees may be obtained from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. Signature guarantees cannot be obtained from a notary public. If you have a question concerning signature guarantees, please call (877) 309-6565.

REDEMPTIONS IN-KIND

      The Fund intends to redeem shares in cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind. In-kind redemption means that you receive portfolio securities rather than cash when redeeming your shares. If this occurs, you will incur transaction costs when selling the securities.

INVOLUNTARY REDEMPTION

      If your account falls below $1000, the Fund may close your account by redeeming your shares and sending the proceeds minus any applicable redemption fee. You will receive notice to increase your balance 30 days before this happens. Your account will not be redeemed if the balance is below the minimum due to a reduction in the Fund's NAV. Involuntary redemptions do not apply to automatic investment plans, IRAs and other retirement accounts.

SPECIAL INVESTOR SERVICES

      The Fund offers its shareholders special services, which you may elect at the time you open your account, or at a later date. If you want further information on any of these services call (877) 309-6565.

IRAS, 401(K) AND 403(B) ACCOUNTS

      Individual Retirement Accounts, 401(k) or 403(b) accounts are available.

SHAREHOLDER CONFIRMATION AND STATEMENTS

      A confirmation will be sent each time you buy or sell Fund shares, or reinvest dividends or capital gain distributions. The confirmation will list the most recent transaction and the current share balance. Automatic Investment Plan accounts receive quarterly statements. All accounts receive annual statements as well as year-end tax information.

DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

      Distributions will be reinvested automatically in Fund shares, unless you elect to receive them in cash. Most of the Fund's distributions are expected to be from capital gains. The Fund generally makes two different kinds of distributions:

      o CAPITAL GAINS FROM THE SALE OF PORTFOLIO SECURITIES.
        The Fund distributes any net realized capital gains annually, normally in November.

      o NET INVESTMENT INCOME FROM INTEREST OR DIVIDENDS RECEIVED. The Fund distributes its investment income annually.

TAX CONSEQUENCES

      The buying, selling, holding or exchanging of mutual fund shares may result in a gain or a loss and is a taxable event. The taxation of your distributions will be the same whether you receive them in cash or reinvest them in additional shares. Short and long-term holding periods are based on how long the Fund has held a security and not on how long you have owned your shares.

      TAX CONSIDERATIONS
      -----------------------------------------------------------------------
      Unless your investment is in a tax deferred account you may want to avoid:

      o investing in the fund immediately before the fund declares a capital gain, as it results in you receiving some of your investment back as a taxable distribution.

      o selling shares at a loss for tax purposes and then making an identical investmenmt within 30 days this results in a "wash sale" and you will not be allowed to calim a tax loss.
      --------------------------------------------------------------------------


PAGE>

              ----------------------------------------------
              TRANSACTION                   TAX STATUS
              Income dividends              Ordinary income
              Short-term capital gains      Ordinary income
              Long-term capital gains       Capital gains
              ----------------------------------------------

      The Fund may be subject to foreign withholding or other taxes on some of its foreign investments. This will reduce the yield or total return on those investments.

      Your investment in the Fund could have additional tax consequences. Please consult your tax advisor on state, local or other applicable tax laws.

MANAGING THE FUND
- --------------------------------------------------------------------------

      East End Investment Management Company provides advisory services solely to the Fund and is responsible for its business affairs since inception. East end determines which securities to buy or sell and which brokers will execute these trades, it also provides bookeeping, accounting, ad-ministration, pricing and transfer agency services to the fund. East End Investment Company is located at 736 West End Avenue, Ste. 3A, New York, New York 10025. For its services, East End Investment received an annual fee of 1.00% of the Fund's average daily net assets for the fiscal year ended June 30, 2000 of $3,552.

PORTFOLIO TURNOVER

      Portfolio changes may be made without regard to the length of time the Fund has held a security. It is not the intention of the Fund to engage in trading for short-term profits. However, the Fund's portfolio turnover may vary significantly from year to year. It has not exceeded 100% in the past, but may do so in the future. A turnover rate of 100% means the securities owned by the Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund, higher net taxable gains for the investor and may reduce the Fund's return.

DISTRIBUTION AND SERVICE PLANS

      The Fund has adopted a 12b-1 plan permitting it to pay an annual fee in connection with the sale and distribution of its shares of up to 0.50% of the average daily net assets. Since this fee is paid on an ongoing basis, it may cost more than other types of sales charges over time.

      PORTFOLIO MANAGEMENT

      The day to day investment operations of the fund are handled by Mr. Aristides M. Matsis, Chairman of the Board and President of East End Investment Management Company. He has been engaged in the securities business since 1986 managing private accounts and the funds investment operation since 1995, founded the fund and is its largest shareholder.

FINANCIAL HIGHLIGHTS

      The financial highlights will help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. Sanville & Company, independent auditors, audited this information. Their report is included in the Fund's annual report, which is available upon request.

             SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                             YEAR ENDED JUNE 30,         Oct.,2
                                           ---------------------- -       1995
                                                                           to
                                       2000    1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, Beginning of
Period ($)                            10.160   9.500   10.340   13.730   10.480
Income from Investment Operations:
Net Investment Income (Loss)          (0.018) (0.130)  (0.290)  (0.370)  (0.007)
Net Realized and Unrealized Gain
(Loss) on Investments                 10.858   0.790   (0.550)  (2.083)   3.335
Total Income from Investmemt
Operations                            10.840   0.660   (0.840)  (2.453)   3.328
Less Distributions:
Distributions from Net
Realized Gains                                                   0.937    0.078
Total Distributions                                              0.937    0.078

NET ASSET VALUE,END OF PERIOD($)      21.000  10.160    9.500   10.340   13.730
TOTAL RETURN (%)                     106.693   6.947   (8.124) (17.870)  31.760

RATIOS AND SUPPLEMENTAL DATA:

Ratio of Expenses to
Average Net Assets (%)                 1.801   2.668    3.057    4.840    2.770
Ratio of Net Investment Income
(Loss) to Average Net Assets (%)      (1.488) (1.411)  (2.658)  (3.670)  (0.910)
Portfolio Turnover Rate (%)           42.139  77.364   86.840   26.980   65.810
Net Assets End of Period (%)         462,224 224,490  209,872  235,139  284,414

For Fund Information:

By telephone: 1 877 309 6565

By mail: East End Mutual Funds, Inc.
         736 West End Avenue, Ste. 3A
         New York, NY 10025

By internet: Text versions of Fund documents can be
             downloaded from the following sources:
             SEC (EDGAR data base): http://www.sec.gov
             The Fund: http://www.eastend-mutualfunds.com

Statement of Additional Information

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (its legally made part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The statement of Additional Information is on file with the Securities and Exchange Commission.

Annual and Semi-annual Reports

Additional information about the fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's public Reference Room in Washington D.C. Copies can also be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room is available by calling
1 202-942-8090.

Distributor: East End Mutual Funds,Inc.

East End Mutual Funds, Inc.
SEC File # 811-8408

                          EAST END MUTUAL FUNDS, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                            November 3, 2000

This Statement of Additional Information is not a prospectus and you should read it in conjunction with the current prospectus of East End Mutual Funds, Inc. dated November 3, 2000. To obtain a copy of the Fund's prospectus, please call
1 (877)309-6565 or write: East End Mutual Funds, Inc., 736 West End Avenue, Ste. 3A,New York, New York 10025.

TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Information about the Fund.....................................................4

Investment Policies and Strategies.............................................4

Risk Factors..................................................................10

Investment Restrictions.......................................................10

Management Relationships, Directors and Compensation..........................10

Principal Stockholders........................................................10

Investment Advisory Services..................................................14

Brokerage Allocation..........................................................14

Potential Conflicts...........................................................15

Distribution Plan.............................................................16

Special Investor Services.....................................................16

Purchase and Redemption of Shares.............................................17

Taxes, Dividends and Capital Gains............................................18

Capital Stock.................................................................18

Transfer Agent, Custodian and Accounting Agent................................19

Auditor ......................................................................19

Financial Statements..........................................................19

Performance Comparisons.......................................................19

Fund Performance Information .................................................20

                           INFORMATION ABOUT THE FUND

In December of 1993, the Fund was organized as a Maryland corporation with the same investment management. The Fund is an open-end, diversified mutual fund whose investment objective is capital appreciation. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act).

As a diversified mutual fund, the Fund meets the requirement that at least cash and cash items represent 75% of the value of its total assets, including receivables, government securities, securities of investment companies and "other securities". For purposes of this calculation, "other securities" are limited in respect to any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and no more than 10% of the outstanding voting securities of such issuer. The Fund shall not lose its diversified status under the 1940 Act because of any subsequent discrepancies between the value of its various investments and these requirements, as long as these discrepancies occurred following the original acquisition of these securities and are neither wholly nor partly the result of such acquisition.


                       INVESTMENT POLICIES AND STRATEGIES

The Fund has adopted the following investment policies and strategies.

Securities of Other Investment Companies - The Fund may invest up to 10% of the value of its total assets in the securities of other registered investment companies, provided that the Fund does not purchase either more than 3% of the voting securities of any one investment company or securities of any investment company having an aggregate value in excess of 5% of the total value of the total assets of the Fund. The Fund must acquire these securities in the open market, involving no commissions to a sponsor or dealer, other than customary brokerage commissions. The Fund will not invest in an investment company that has a contingent deferred sales charge, however; a redemption fee of up to 2/10ths of 1% would be considered acceptable.

Repurchase Agreements - Repurchase agreements are arrangements in which banks, broker-dealers and other recognized financial institutions sell U.S. government securities or certificates of deposits. There is an agreement at the time of sale to repurchase the securities at a mutually agreed upon time and price within one year from the date of acquisition. The Fund's custodian takes possession of the repurchase agreement securities on behalf of the Fund. The Fund will not enter into a repurchase agreement transaction with duration longer than seven days, if the amount of such transaction plus other illiquid securities equals more than 10% of the net assets of the Fund. Repurchase agreements are considered loans under the 1940 Act.

The Fund will enter into repurchase agreements only with financial institutions that management deems creditworthy, in order to help protect against potential default from the seller. Default by the seller is a potential investment risk inherent with these transactions. If the original seller does not repurchase the securities from the Fund, thus defaulting on the repurchase agreement, the Fund could possibly receive a lower repurchase price on a sale of such securities. This default situation could occur in the event that the seller files for bankruptcy or becomes insolvent. If a default situation occurs, the settlement of such securities by the Fund could be delayed pending court action. The custody rights of such repurchase agreements would remain with the Fund, therefore; the Fund would be allowed to retain or dispose of such securities as deemed necessary by management.

Option Contracts
The Fund may invest up to 10% of its net assets in options. An option is a contract that gives its owner the right, but not the obligation, to buy (call) or sell (put) a specified item at a fixed price (the exercise or strike price) during a specified period. The buyer pays a nonrefundable fee (the premium) to the seller (known as the writer).

A call provides a hedge against a possible increase in the price of the underlying security. The call may be exercised at a profit if the price of the security rises above the exercise price. A loss results if the price of the security falls below the exercise price or if the option expires. A put provides a hedge against a possible decline in the price of the underlying security. The put may be sold at a profit if the price of the underlying security falls below the exercise price. A loss results if the price of the underlying security exceeds the exercise price or if the option expires.

Gains and losses on option transactions depend on the ability of the portfolio manager to correctly predict the direction of stock prices, interest rates, and other economic factors. The buyer of an option has limited risk; the maximum risk is the premium paid.

Warrants:
The Fund invests in warrants to participate in an anticipated increase in the market value of the security. If such market value increases, the warrants may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. The Fund may invest up to 5% of its net assets in warrants; however, warrants not listed on a national exchange may not exceed 2% of net assets. This limitation does not include warrants acquired by the Fund by attachment to a security.

Lending of Portfolio Securities
The Fund may lend portfolio securities to unaffiliated broker-dealers, banks or other recognized institutional borrowers, for negotiated lender fees. Securities loaned may not exceed 30% of the Fund's total assets. The borrower must maintain cash or equivalent collateral or provide an irrevocable letter of credit equal to 102% of the value of the securities loaned. The borrower pays the Fund any dividends or interest paid on loaned securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the collateral to the borrower. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if it were considered important with respect to the investment.

The primary risk in securities lending is default by the borrower as the value of a borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Fund seeks to minimize this risk by computing the value of the securities loaned on a daily basis and requiring additional collateral, if necessary.

Other than as described above, the Fund will not make loans, except to the extent it invests in publicly distributed bonds, debentures or other debt securities.

Short-Term Investments
A short-term investment is one held for a period of less than one year. The Fund may invest in short-term investments in order to realize a profit or to avoid an anticipated loss. Short-term transactions produce higher portfolio turnover rates and may result in higher brokerage commissions than would otherwise be incurred if the Fund engaged only in long-term transactions. There is no guarantee that the Fund will obtain any gains from short-term investments.

                        ADDITIONAL RISK FACTORS

The leveraging, investing in foreign securities, short sales, lending of portfolio securities and short-term trading are investment techniques that are considered speculative and may entail greater than average risk to the Fund, to the extent that they are utilized. As such, the value of the Fund's shares may fluctuate to a greater degree than if these techniques were not utilized. Accordingly, the Fund may not be an appropriate investment vehicle for short-term investors.

The Fund is designed for long-term investors and for those investors that have the financial ability to undertake greater risk in exchange for potentially greater long-term returns.

                             INVESTMENT RESTRICTIONS

The Fund may invest up to 25% of the value of its total assets in a particular industry or market sector. This policy, as well as the following investment restrictions, cannot be changed without the approval of the holders of a majority of the Fund's shares. The term "majority" means the lesser of either
(1) 67% of the Fund's shares voted, provided that the holders of more than 50% of the outstanding shares are present at a meeting, either in person or by proxy; or (2) more than 50% of the Fund's outstanding shares. These restrictions provide that the Fund shall not:

     1.   Purchase securities from brokers on margin.

     2. Invest in commodities, commodity contracts, real estate and limited partnership interests in real estate. However, the Fund may invest in readily marketable securities of real estate trusts or companies and in master limited partnership interests traded on a national securities exchange.

     3. Invest more than 5% of the value of its total assets in any one issuer (excluding United States Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.

     4.   Underwrite the securities of other issuers.

     5. Purchase securities of an issuer, if any affiliate (including the Fund's officers and directors) owns more than 1/2 of 1%, individually; or more than 5%, jointly, of the outstanding securities of such issuer.

     6. Invest 20% or more of its net assets in securities of issuers with an operating history with less than three continuous years of operation.

     7.  Invest in oil, gas or mineral leases.

     8.  Borrow money from others, or banks.

     9.  Issue senior securities.

    10.  Lend money to anyone.

    11. Invest more than 5% of the value of its total assets in any one issuer (excluding United States Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.





              MANAGEMENT RELATIONSHIPS, DIRECTORS AND COMPENSATION

The Fund's Board of Directors is responsible for the Fund's management, and as such, has certain fiduciary duties and obligations to the Fund's shareholders. To follow is biographical information for each Director. An asterisk marks directors who are "interested persons" of the Fund, as defined in Section 2(a)
(19) of the1940 Act. Generally speaking, "interested persons" are persons or their close family members who have substantial financial or professional relationships with investment companies or their investment advisors, principal underwriters, officers or employees.

* Aristides M. Matsis, Age 59, Director, President and Treasurer
  736 West End Avenue, Ste. 3A, New York, New York 10025, founded the Fund.

Mr. Matsis is president of East End Investment Management Company, the Fund's investment advisor, and has acted in this capacity since it's founding in 1993

Editha B. Matsis, Age 40, Director, Vice-President and Secretary manages the office of the Manager and the fund and has acted in this capacity since 1999.

Dr. Fredrick M. Fisher, Age 63, Director of the Fund is in private practice of dentistry. His address is 1498 Third Avenue, New York, New York.

Dr. Jeffrey F. Newcomer, Age 43, Director of the Fund is in private practice of podiatry. His address is 74 Ashton Place, Buffalo, New York.

* Non independent director.

The Directors receive no compensation for their services but may receive ex-penses, such expenses totalled $200 in 1999.


Code of Ethics
The Fund and its investment advisor each have adopted a Code of Ethics. This Code permits personnel, subject to the Code, to invest in securities including those that may be purchased or held by the Fund. However, such personal investing must be pre-approved by the Fund's compliance officer and is subject to certain restrictions designed to protect the interests of Fund shareholders.


                             PRINCIPAL STOCKHOLDERS

For the fiscal year ended June 30, 2000, officers Aristides M. Matsis owned 98% and Editha B. Matsis 2% of the outstanding shares of the Fund.

                          INVESTMENT ADVISORY SERVICES

East End Investment Management Company incorporated in Maryland in December of 1993 and having its principal office at 736 west End Avenue, Ste. 3A, New York, New York 10025; serves solely as the Fund's investment advisor. Messrs. Aristides M. Matsis is the sole shareholder and control person of East End Investment Management Company.

At a Board of Directors' meeting held in June 2000, the Investment Advisory Agreement between the Fund and East End was approved for an additional one-year term. This agreement will continue in effect until June 30, 2001, and for successive annual periods, provided that such continuance is specifically approved at least annually. The agreement must be approved by: (a) those Directors who are not interested persons of the Fund or East End, cast in person, at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the Fund's outstanding voting shares. The Investment Advisory Agreement may be terminated at any time, without penalty, upon sixty days written notice, by the vote of a majority of the Fund's outstanding voting shares, by the vote of a majority of the Fund's Board of Directors or by
East End. This agreement will automatically terminate in the event of its assignment.

As investment advisor, East End determines the composition of the Fund's portfolio, the nature and timing of the changes therein and the manner of implementing such changes. Also provided are research and other related services. The advisor performs such duties in accordance with directions received from the Fund's Board of Directors. East End furnishes to the Fund, at no extra cost, the services of East End's officers and employees, some who may be duly elected executive officers or directors of the Fund.

Pursuant to the Investment Advisory Agreement, the Fund is obligated to pay East End a management fee equal to 1.0% of the Fund's average daily net assets. East End received management fees from the Fund of $3,552, for the fiscal year ended June 30, 2000.

The Fund is responsible for effecting sales and redemptions of its shares, for determining the net asset value thereof and for all of its other operations. The Fund pays all administrative and other expenses attributable to its operations and transactions, including; transfer agent fees, custodian fees, legal fees, administrative and clerical services, auditing fees, services rendered, printing, supplies, postage, state blue sky filings, taxes, directors fees and expenses, and interest on bank loans.

The Manager has agreed to provide accounting, transfer agency, pricing, administration and other services to the Fund at no cost.

                              BROKERAGE ALLOCATION

Aristides M. Matsis, as portfolio manager, is responsible for placing the portfolio brokerage business of the Fund. In all brokerage orders, the managers seek the most favorable prices and executions. Determining what may constitute the most favorable price and execution in a brokerage order involves a number of factors, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions or other costs paid) and the efficiency with which the transaction is effected. East End also considers the ongoing brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund. East End is authorized to pay broker-dealers a commission for executing a particular transaction for the Fund, which may be in excess of the amount of commission another broker-dealer would have charged; if East End determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of the particular transaction or of the overall benefits to the Fund. For the fiscal years ended June 30, the Fund paid brokerage commissions in the amount of $424, $206 and $252, these commissions were paid for securities transactions valued at $326,362, $197,681 and $308,332 for the period ending in 2000, 1999 and 1997 respectively.


A person provides brokerage and research services insofar as they may: (1) furnish a service, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities and the availability of purchasers and sellers of securities; (2) furnishes analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; (3) effects securities transactions and performs functions incidental thereto (such as clearance, settlement or custody) as required by rules of the Securities and Exchange Commission or the NASD, of which such person is a member or is a person associated with an NASD member firm.

                                DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund or East End Investment may finance activities that are primarily intended to result in the sale of Fund shares, including, but not limited to: advertising, printing and mailing of prospectuses and reports for prospective shareholders, printing and distribution of advertising material and sales literature and the compensation of persons primarily engaged in the sale and marketing of the Fund's shares. According to the Plan, the Fund may incur distribution expenses of up to .50% per annum of the Fund's average net assets. For the year ended June 30, 2000, distribution expenses incurred by the Fund were none.

The Distribution Plan may not be amended to materially increase the amount the Fund may spend, without shareholder approval. Any material amendments to the Distribution Plan must be approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons, by a vote cast in person at a meeting called for such a purpose. The Board of Directors receives a quarterly report, documenting the amounts and purposes of payments under the Distribution Plan. The Distribution Plan has been approved by the Board of Directors, and will remain in effect until June 30, 2001, unless terminated earlier by a vote of a majority of the Directors, who are not interested persons, or by vote of a majority of the Fund's outstanding shares.

Individual Retirement Account (IRA)
The Fund offers Traditional, Roth, Education and SEP IRAs. Investors should consult with their tax advisers before establishing an IRA account. To determine eligibility and deductibility of an IRA contribution, investors should read the IRA Disclosure Statement and Custodial Agreement, which may be obtained from the Transfer Agent by calling (877) 309-6565.

Qualified Retirement Plans
The Fund offers Section 401(k) and 403(b) plans. Please contact the Transfer Agent at (877) 309-6565 for details on eligibility and other information.

                        PURCHASE AND REDEMPTION OF SHARES

A detailed explanation on how to purchase and redeem shares of the Fund, as well as how the net asset value (NAV) of such shares is determined, is contained in the Fund's Prospectus.

The Fund, pursuant to Rule 18f-1 of the 1940 Act, intends to redeem shares for cash, limited to each shareholder during any 90-day period to the lesser amount of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. In order to protect the interest of remaining shareholders, the Fund reserves the right to redeem its shares in-kind. In-kind payments allow the Fund to select from one or more portfolio securities, equal in value to the total value of the Fund shares being redeemed, as payment for redemptions. The value of portfolio securities distributed in-kind will be equal to their value used for calculating the net asset value of the Fund.

The Fund reserves the right to change or discontinue, without prior notices, any of the procedures available for redemption requests.

                       TAXES, DIVIDENDS AND CAPITAL GAINS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and as such, is not subject to federal income taxes to the extent that it distributes substantially all of its taxable income to its shareholders. At least 90% of gross income must be derived from dividends, interest, securities lending income and gains from the sale of securities. If in any taxable year, the Fund should not qualify as a regulated investment company: (a) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (b) distributions to shareholders, to the extent made out of the Fund's current or accumulated earnings and profits, would be taxable to them as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The Fund will utilize any available capital loss carryovers prior to making any shareholder distributions on profits realized on the sale of securities.

Federal tax law mandates that, if a shareholder fails to furnish and certify a taxpayer identification number, or the Internal Revenue Service notifies the Fund that a shareholder's taxpayer identification number is incorrect or that withholding is otherwise required, the Fund is required to withhold, from such shareholder, 31% of all dividend and income distributions and payments for redemption proceeds. Once withholding is established, all withheld amounts will be paid to the Internal Revenue Service, from whom such a shareholder should seek any refund.

                                  CAPITAL STOCK

The Fund has two million shares of capital stock authorized, with a par value of $0.001 per share. Only one class of stock is issued by the Fund, and as such, have equal dividend, liquidation and voting rights. Each share is entitled to one vote. The capital stock is redeemable at the option of the holder. There are no pre-emptive or other special rights outstanding or attached to any of the Fund's shares, nor are there any restrictions on the right to freely retain or dispose of such shares.

Maryland law does not require the holding of annual shareholders' meetings unless otherwise required by law. However, 10% of the outstanding voting securities of the Fund have the right to call a shareholders' meeting for purposes of voting on the election or removal of a director. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares can elect all of the Fund's Directors if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares will not be able to elect anyone to the Board of Directors.

                 TRANSFER AGENT, CUSTODIAN AND ACCOUNTING AGENT

East End Investment Management Company, acts as shareholder servicing, dividend paying, accounting, pricing, compliance and transfer agent of the Fund., at 736 West End Avenue, Ste, 3A, New York, New York 10025. Provident Bank, 309 Vine St 660D, Cincinnati, Ohio 45202, serves as custodian of the Fund's assets, inc-luding its portfolio securities that may be entered in the Federal Reserve Book Entry System or the security depository systems of The Depository Trust Company The accounting and pricing agent calculates the net asset value and provides other accounting services to the Fund. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of portfolio securities.


                                   AUDITOR

Sanville & Company, 1514 Old York Road, Abington, Pennsylvania 19001, is the Fund's independent public accountant and audits the Fund's records and certifies its financial statements.

                              FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended June 30, 2000, which can be found in the 2000 Annual Report to shareholders, are incorporated by reference into this Statement of Additional Information. The Annual Report also contains the Fund's financial highlights for the past five years, which are set forth in the current Prospectus.

                             PERFORMANCE COMPARISONS

The Fund's annual performance is most closely compared to that of the Russell 2000 Index. The Fund does not seek to match the returns of this index, but it is a good indicator of small to mid cap company stock performance. You may not invest in the Russell 2000, and unlike the Fund, it does not incur fees or charges.

The Fund's total return or performance may also be compared to that of other funds that are tracked by Morningstar, Inc., a widely used independent research firm which ranks funds by overall performance, investment objectives and asset size. Morningstar proprietary ratings reflect risk-adjusted performance. The ratings are subject to change every month. Morningstar's ratings are calculated using a fund's three and five-year average annual returns, sales charge adjustments and a risk factor that reflects fund performance relative to three-month Treasury bill returns. Lipper Analytical and Standard & Poor's also track the Fund's NAV.

Additional performance comparisons may be made to indices of stocks comparable to those in which the Fund invests and the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Certain government statistics, such as the Gross National Product, may be used to illustrate the investment attributes of the Fund or the general economic and financial environment in which the Fund operates. Finally, the effect of tax-deferred compounding on the Fund's investment returns, may be illustrated by graphs or charts that compare the return from an investment in the Fund on a tax-deferred basis, assuming reinvestment of capital gains and dividends and assuming one or more tax rates, versus the return on a taxable basis.


                          FUND PERFORMANCE INFORMATION

The Fund may reflect its total return in advertisements and shareholder reports. Total investment return is a widely recognized method of measuring mutual fund investment performance. Average annual total return is shown in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of one, five and ten years. This method of calculating total return is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; Total return may also be expressed in terms of the cumulative value of an investment in the Fund at the end of a defined period of time.

The Fund's average annual returns for the one, and life of fund for periods ended June 30,2000 were 78% and 23% respectively.


                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

Exhibit No.
- -----------

    (1) copy of the Charter as now in effect.               1*

    (2) certificate of Incorporation, By laws as amended.   2*

    (3) copy of Voting Trust Agreement.                    None

    (4) copies of instruments. Article VI defining the rights of holders of the securities Section (e) registered including where applicable, the relevant portion of the Articles of Incorporation or By Laws of the Registrant.

    (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant.

        Form of Investment Management Agreement             5*
        between East End Mutual Funds, Inc. with respect to the Capital Appreciation series and East End Investment Management Company.

    (6) copies of each underwriting or distribution        16*****
        contract between the registrant and a princ-pal underwriter, and specimens or copies of all agreements between principal underwriters and dealers.

    (7) copies of all bonus, profit sharing, pension        none
        or other similar arrangements wholly or
        partly for the benefit of directors, officers of the Registrant in their capacity as such plan that is not set forth in a formal doc-ment, furnish a reasonably detailed description thereof.

    (8) copies of all custodian agreements and depository   none
        contracts under Section 17(f) of the 1940 Act with respect to securities and similar investments of the Registarnt, including the schedule of remuneration.

        Form of Custodian Agreement between East End       8***
        Mutual Funds, Inc. and the Provident Bank.

    (9) copies of all other material contracts not made in the ordinary course of business which are to be preformed in whole or in part on or after the date of filing of the Registration
        Statement.

        (a)Transfer Agency and Service Agreement between   9(a)***
        East End Mutual Funds, Inc. and East End
        Investment Management Company.

        (b) Pricing of Portfolio Agreement between East    9(b)***
        End Mutual Funds, Inc. and East End Investment
        Management Company.

        (c) Administartion Agreement for Reporting and     9(c)***
        Accounting Services between East End Mutual
        Funds, Inc. and East End Investment Management
        Company.

   (10) an opinion of counsel as to the legality of the   10****
        securities being registered indicating whether they will, when sold, be legally issued, fully paid and non-assessable.

   (11) copies of any other opinions, appraisals or rulings and consents to the use thereof on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act.

        (a) Independent Auditors Report                   11(a)*****

        (b) Consent of Independent Public Accountants     11(b)*****

   (12) all financial statements omitted from item 23.      none

   (13) copies of any agreements or understandings          none
        made in consideration for providing the
        initial capital between or among the Registrant the underwriter, adviser, promoter, or initial stockholders and written assurances from promoters or initial shareholders that their purchases were made for investment purposes without any present intention of redeeming or reselling.

   (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offeres his securities, any instructions thereto and any other documents making up the model plan. such form(s) should disclose the costs and fees charged in connection therewith.

        Master Retirement Plan                            14(a)***
        Master Retirement Plan - Profit Sharing
        Adoption Agreement                                14(b)***
        Master Retirement Plan - Money Purchase
        Adoption Agreement                                14(c)***
        Simplified Employee Pension Plan
        Adoption Agreement                                14(d)***
        Self Directed Individual Retirement
        Account                                           14(e)***
        Standardized Paired Profit Sharing
        Plan with Trust Agreement                         14(f)***

   (15) copies of any plan entered into by
        Registrant pursuant to Rule 12b-1 under
        the 1940 Act which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implemention of such plan.

        Form of Plan of Distribution to be adopted        15(a)**
        by East End Mutual Funds, Inc. with respect
        to the Capital Appreciation series.                 (b)(ii)***

        Form of Agreement pursuant to Plan of             15(b)***
        Distribution between East End Mutual
        Funds, Inc. with respect to the Capital
        Appreciation series and East End Investment
        Management Company.

        Form of Selling Agreement                         15(b)(ii)*****

   (16) Schedule for computation of each performance      16*****
        quotation provided in the Registration Statement in response to Item 22 (which need not be audited)

*       These exhibits were filed with Registration Statement         6/02/94
**      This exhibit was filed with the Pre-Effective Amendment No.2  9/14/94
***     This exhibit was filed with Pre-Effective Amendment     No.3  1/25/95
****    This exhibit was filed with Pre-Effective Amendment     No.3  1/25/95
*****   This exhibit was filed with Pre-Effective Amendment     No.3  1/25/95

   (25) Persons Controlled by or Under Common Control With Registrant

        See Caption "Control Persons and Principal Holders of Securities" in the Statement of Additional Information.

   (26) Number of Holders of Securities.

        (a) Title of Class

            Common Capital Stock,$ .001 par value.

        (b) Number of Record Holders                      2

        (c) Code of Ethics                                *****


Item 27. Indemnification

(a) General. The Articles of Incorporation (the "Articles") of the Fund provide that to the fullest extent permitted by Maryland or federal law, no director or officer of the Fund shall be personally liable to the Fund or its shareholders for money damages and each director and officer shall be indemnified by the Fund. The By-Laws of the Fund provide that the Fund shall indemnify any individual who is a present or former director or officer of the Fund and who, by reason of his position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law.

(b) Disabling Conduct. Both the Articles and the By-Laws provide, however, that nothing therein shall be deemed to protect any director or officer against any liability to the Fund or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

The By-Laws provide that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) Standard of Conduct. Under Maryland law, the Fund may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination, in accordance with Maryland law, has been made that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. Maryland law requires that a director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The By-Laws provide that the Fund may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. In accordance with the By-Laws, such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met:
(1) the director or officer to be indemnified provides a security for his undertaking; (2) the Fund shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither "interested persons" of the Fund, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance. The By-Laws provide that, to the fullest extent permitted by Maryland law and Section 17(h) of the 1940 Act, the Fund may purchase and maintain insurance on behalf of any officer or director of the Fund, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Fund would have the power to indemnify him or her against such liability.


Item 28. Business and Other Connections of Investment Advisor

None


Item 29. Principal Underwriter

The Fund does not have a principal underwriter


Item 30. Location of Accounts and Records

The books and records of the Fund, are maintained by the Fund at 736 West End Avenue New York, Ste. 3A, New York, New York 10025. The Fund's accounting and transfer agency records are maintained at the same place.


Item 31. Management Services

There are no management service contracts not described in Part A or Part B of Form N-1A


Item 31. Undertakings

a) The Fund undertakes to provide a copy of its most recent Annual Report without charge to any recipient of its currently effective prospectus who requests the information.

b) The Fund agrees that the Directors of the Fund will promptly call a meeting of shareholders for the purpose of acting upon questions of removal of a director or directors when requested in writing to do so by the record holder of not less than 10% of the outstanding shares.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended and that it has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, hereunto duly authorized in the City of New York and State of New York, on the 2nd., day of October 2000.


                                            East End Mutual Funds, Inc.


                                            By: /s/ Aristides M. Matsis
                                                ------------------------
                                           Aristides M. Matsis, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated:

     Signature                          Title                         Date
     ---------                          -----                         ----
/s/  Aristides M. Matsis         Director, President               9/2/2000
 ---------------------------       and Treasurer
    ARISTIDES M. MATSIS

/s/ Editha M. Matsis           Director, Vice President            9/2/2000
    EDITHA B. MATSIS              and Secretary


/s/ Fredrick M. Fisher                 Director                    9/2/2000
- ---------------------------
    FREDRICK M. FISHER



EXHIBIT INDEX


                  Exhibit 23 (11a)        Consent of Sanville & Co.





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the use of our report, dated August 2, 2000, on the annual financial statements and financial highlights of East End Mutual Funds, Inc., which is included in Part A and to the incorporation by reference of the annual financial statements contained in the Fund's Annual Report for the period ending June 30, 2000 in Part B in Post Effective Amendment No. 5 to the
Registration Statement under the Securities Act of 1933 and included in the Prospectus and Statement of Additional Information, as specified, and to the reference made to us under the caption "Independent Auditors" in the Statement of Additional Information.

August 2, 2000                               Sanville & Company
Abington, Pennsylvania, PA